UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

May 25, 2006

SkyTerra Communications, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-13865	23-2368845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

19 West 44th Street, Suite 507, New York, New York 10036

(Address of principal executive offices, including zip code)

(212) 730-7540

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8—Other Events

Item 8.01	Other Events

On February 21, 2006, SkyTerra Communications, Inc. (“SkyTerra”) separated into two publicly owned companies (the “Distribution”): (i) SkyTerra and (ii) Hughes Communications, Inc. (“Hughes”). To effect the Distribution, SkyTerra distributed to each of its stockholders one-half of one share of Hughes common stock for each share of SkyTerra common or non-voting common stock held as of the close of business on February 13, 2006 (or, in the case of SkyTerra’s Series A Preferred Stock and Series 1-A and 2-A warrants, in accordance with their terms, one-half of one share of Hughes common stock for each share of SkyTerra common stock issuable upon conversion or exercise of such preferred stock and warrants held as of the close of business on February 13, 2006).

Notwithstanding the legal form of the Distribution, due to, among other things, (i) the businesses transferred to Hughes generated all of SkyTerra’s historical consolidated revenues and constituted a majority of the book value of SkyTerra’s assets and (ii) the businesses transferred to Hughes include SkyTerra’s discontinued operating subsidiaries and all of the assets and liabilities relating to such subsidiaries, the Distribution was accounted for as a reverse spin-off in accordance with Emerging Issues Task Force Issue No. 02-11, “Accounting for Reverse Spin-offs.” Accordingly, SkyTerra’s Form 10-Q for the quarterly period ended March 31, 2006 (including the comparable period for the prior year), which was filed with the Securities and Exchange Commission (“SEC”) on May 10, 2006, presents the financial position and results of operations of SkyTerra as if it had been distributed by Hughes. As a result of this revised presentation, SkyTerra is required to update its previously issued annual financial statements and certain other financial information originally reported within its Annual Report on Form 10-K for the year ended December 31, 2005 (“Annual Report”). Therefore, this Current Report on Form 8-K updates Items 6, 7, 7A and 15(a) of the Annual Report to reflect such revised presentation and should be read in conjunction with the Annual Report and SkyTerra’s Quarterly Report on Form 10-Q for the three months ended March 31, 2006, filed with the SEC on May 10, 2006.

Items 6, 7, 7A and 15(a) of our Annual Report are set forth on Exhibits 99.1, 99.2, 99.3 and 99.4 hereto, respectively, and are incorporated by reference herein. We have not modified or updated any other disclosures presented in the Annual Report.

Section 9—Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(c) Exhibits.

Number		Description
23.1	–	Consent of Independent Registered Public Accounting Firm

99.1	–	Selected Financial Data

99.2	–	Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	–	Quantitative and Qualitative Disclosures About Market Risk

99.4	–	Financial Statements and Supplementary Data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: May 25, 2006	By:	/s/ CRAIG J. KAUFMANN
	Name:	Craig J. Kaufmann
	Title:	Controller and Treasurer

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